Q2 2023 Financial Results 2023 Copyright eHealth Insurance. Conference Call Slides 1

Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our estimates regarding Medicare enrollment growth; our estimates regarding commissions receivable collection and our retention rates; our estimates regarding operating cash flow for the twelve months ended March 31, 2024; our 2023 operational priorities; and our 2023 annual guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors. 2023 Copyright eHealth Insurance. 2

Second quarter revenue growth and strong earnings performance driven primarily by positive tail revenue of $18.7 million. Improved earnings compared to prior year: Q2 2023 GAAP net loss of $23.5 million improved from Q2 2022 GAAP net loss of $37.5 million. Q2 2023 adjusted EBITDA(1) of $(14.8) million improved from Q2 2022 adjusted EBITDA(1) of $(33.3) million. Q2 2023 total operating costs and expenses decreased 3% to $92.9 million compared to $95.9 million in Q2 2022 due to continued emphasis on financial discipline, partially offset by investment in advisor headcount ramp ahead of the AEP. Sales, marketing, and digital organizations ramping successfully for the AEP; on track to meet our goal of returning to Medicare enrollment growth in the fourth quarter of 2023. Q2 2023 operating cash flow of $(9.4) million improved from $(25.8) million in Q2 2022. Improving our FY 2023 guidance ranges for total revenue, GAAP net loss, and adjusted EBITDA. Made encouraging progress in improving retention rates, most recent AEP cohort continues to retain better than prior two AEP cohorts. Q2 2023 Highlights 2023 Copyright eHealth Insurance. (1) Adjusted EBITDA is calculated by excluding dividends for preferred stock and change in preferred stock redemption value (together "the impact from preferred stock"), income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. 3

Year-over-Year Improvements in Q2 Revenue & Profitability 2023 Copyright eHealth Insurance. (1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. 4 Q2 ’23 revenue increased by 32% year-over-year, driven primarily by positive net adjustment or tail revenue. Positive tail revenue also drove large year-over-year improvements in GAAP net loss and adjusted EBITDA(1). Profitability improvement was also driven by a 3% year-over- year decline in GAAP operating expense. ($33.3) ($14.8) Q2-FY22 Q2-FY23 Adjusted EBITDA ($MM) $ 50.4 $ 66.8 Q2-FY22 Q2-FY23 Total Revenue ($MM) 32% ($37.5) ($23.5) Q2-FY22 Q2-FY23 GAAP Net Loss ($MM) (1)

# Tail Revenue & Commissions Receivable Asset Strength

After recognizing an additional $18.7 million in positive tail revenue this quarter, eHealth's cumulative tail revenue since transitioning to ASC 606 in 2018 now amounts to more than $170 million.

**Cumulative tail revenue recognized** ($, MM)


$86
$125
$146
$153
$173
2019
2020
2021
2022
2023 (YTD)

Significant cumulative tail revenue combined with stable LTVs underscore the reliability of eHealth's Commissions Receivable balance. We finished Q2 '23 with $790 million in Commissions Receivable and expect to increase this asset further in connection with our expected return to enrollment growth in the fourth quarter.

**Current & Non-Current Commissions Receivable as of June 30th** ($, MM)


$341
$583
$756
$802
$790
2019
2020
2021
2022
2023

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# Q2 Medicare Segment Performance

**Q2 '23 Medicare approved members declined 30% driven by a 33% decline in variable advertising spend year-over-year.**

**Segment revenue and segment loss[1] both improved year-over-year, driven by positive tail revenue.**



Medicare Segment Revenue ($MM)
$41.1
35%
$55.4
Q2-FY22
Q2-FY23



Medicare Segment Loss ($MM) (1)
($25.3)
($4.7)
Q2-FY22
Q2-FY23



Medicare Approved Members (000s)
59.4
(30%)
41.5
Q2-FY22
Q2-FY23



Medicare Est. Ending Membership (000s)
917.4
(4%)
878.3
Q2-FY22
Q2-FY23

(1) Segment loss is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, and impairment, restructuring and other charges.

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# Q2 Individual, Family and Small Business Segment Performance

**Q2 '23 Individual, Family and Small Business segment revenue and segment profit [1] increased year-over-year, driven by higher LTVs for our IFP products and $5.3 million in positive tail revenue for the segment.**

**Approved applications declined as a result of lower variable advertising spend year-over-year.**


Individual, Family and Small Business Segment Revenue ($MM)
$9.3
21%
$11.3
Q2-FY22
Q2-FY23


Individual, Family and Small Business Segment Profit(1) ($MM)
$4.3
54%
$6.7
Q2-FY22
Q2-FY23


IFP, SMB & Ancillary Approved Applications (000s)
24.7
(22%)
19.3
Q2-FY22
Q2-FY23


IFP, SMB & Ancillary Est. Ending Membership (000s)
375.6
(11%)
332.8
Q2-FY22
Q2-FY23

(1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, and impairment, restructuring and other charges.

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Cash Flow & Liquidity Metrics 2023 Copyright eHealth Insurance. $202.7 $189.8 Mar 31, 2023 June 30, 2023 Ending Cash, Cash Equivalents & Marketable Securities ($MM) For the twelve-month period ended June 30th, 2023, operating cash flow was positive $3.2 million. We reached this important milestone ahead of schedule and continue to expect to be at or above breakeven on operating cash flow for the twelve months ending March 31, 2024. 8 ($152.0) $3.2 TTM Jun 30, 2022 TTM Jun 30, 2023 Operating Cash Flow ($MM)

# Total Cash Collected by Revenue Type

Total Q2 2023 cash collections of $81.1M declined 1% year-over-year driven by our decision to slow down our enrollment growth over the past 12 months and partially offset by strong commissions collections on our existing book of business.



$8.2
$81.4
$4.5
$47.4
$19.2
$43.3
$11.8
$50.2
$8.9
$127.0
$3.6
$59.7
$46.3
$52.0
$15.3
$65.0
$8.1
$177.8
$5.7
$76.8
$16.4
$58.2
$11.8
$66.8
$14.6
$174.5
$4.8
$77.2
$1.5
$66.0
$25.3
$72.7
$6.0
$154.4
$7.1
$73.9
Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023
Commission
Non-Commission & Others (1)



$43.7
$222.3
$74.0
$303.6
$42.0
$379.7
$46.1
$390.4
FY2019
FY2020
FY2021
FY2022

(1) We distinguish between commission and non-commission based cash collections using the same methodology we use to distinguish between commission revenue and revenue from non-commission sources, which can be found in our form 10-K filed with the SEC on March 1, 2023.

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FY 2023 Operational Priorities 2023 Copyright eHealth Insurance. Build on our progress within eHealth’s omnichannel marketing and lead generation engine 1 Improve conversion rates across our entire enrollment platform 2 Introduce the next evolution of our customer retention strategy Further diversify eHealth’s revenue streams 43 10

FY 2023 Guidance 2023 Copyright eHealth Insurance. 2023 Full Year Guidance Original Range (in millions) Current Range (in millions) Total Revenue $420 – $440 $439 – $459 GAAP Net Loss $55 – $35 $46 – $26 Adjusted EBITDA(1) $(15) – $5 $(3) – $17 Operating Cash Flow $(30) – $(15) $(30) – $(15) We are revising our guidance ranges for total revenue, GAAP net loss, and adjusted EBITDA to reflect the impact of the $18.7 million in positive tail revenue we recognized in the second quarter, net of incremental bonus accrual of $7 million. We are reiterating our original operating cash flow guidance range: (1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. 11

Appendix 2023 Copyright eHealth Insurance. 12

GAAP Net Loss Attributable to Common Stockholders to Adjusted EBITDA Reconciliation 2023 Copyright eHealth Insurance. 13

Reconciliation of Non-GAAP Financial Measures to Guidance 2023 Copyright eHealth Insurance. 14